FIRST EAGLE VARIABLE FUNDS

First Eagle Overseas Variable Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED OCTOBER 23, 2008
TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2008

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated April 30, 2008. Please review these matters carefully.

Portfolio Management

Mr. Matthew McLennan serves as the Co-Portfolio Manager for First Eagle Overseas Variable Fund with Jean-Marie Eveillard and Abhay Deshpande. Mr. McLennan recently joined Arnhold and S. Bleichroeder Advisers, LLC, investment adviser to the First Eagle Variable Funds and the First Eagle Funds, after serving in senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Chief Investment Officer of a London-based investment team from 2003 to 2008 where he was responsible for managing a focused value-oriented global equity product and held positions from 1994 to 2003 that included portfolio management and investment analyst responsibilities for small-cap and mid-cap value equity portfolios.

Mr. Abhay Deshpande serves as Co-Portfolio Manager for First Eagle Overseas Variable Fund with Messrs. Eveillard and McLennan. Mr. Deshpande joined Arnhold and S. Bleichroeder Advisers, LLC in 2000 and served as a senior member of the First Eagle analyst team and portfolio manager for a number of institutional accounts before becoming Associate Portfolio Manager for certain of the First Eagle Funds in September 2007. Prior to 2000, Mr. Deshpande spent three years as a research analyst with Harris Associates, investment adviser to the Oakmark Funds.

Investment Matters

The restriction on page 8 of the Statement of Additional Information stating that the Fund will not invest in companies for the purpose of management or the exercise of control is removed in its entirety. No such restriction applies.

****

To reflect the additions to the portfolio management team, the Statement of Additional Information is revised as follows:

1.  On page 18 of the Statement of Additional Information, supplement the table and accompanying text with the following information (with figures below given as of September 30, 2008 and on a net asset basis):

Mr. McLennan co-manages the First Eagle Overseas Variable Fund and two of the portfolios of the First Eagle Funds, totaling $28.8 billion. Aside from those three portfolios, he does not manage any other investment company assets. While Mr. McLennan is not invested in the First Eagle Overseas Variable Fund (because he has elected not to invest through a Variable Contract), he has a substantial investment in the First Eagle Global Fund, a registered investment company that he co-manages. Although it invests globally as opposed to solely outside the United States, the First Eagle Global Fund includes a non-U.S. component that follows a strategy similar to the Fund, and presently there is substantial overlap between the holdings of the two funds.

In addition to the First Eagle Variable Funds and First Eagle Funds, Mr. McLennan manages 2 other pooled investment vehicles, totaling $947.3 million, and 5 other managed accounts, totaling $305.8 million (2 of the pooled vehicles, totaling $947.3 million, represent assets for which the advisory fees are based in part on the performance of the accounts).

Mr. Deshpande co-manages the First Eagle Overseas Variable Fund and co-manages or serves as associate portfolio manager for three of the portfolios of the First Eagle Funds, totaling $29.4 billion. Aside from those four portfolios, he does not manage any other investment company assets. While Mr. Deshpande is not invested in the First Eagle Overseas Variable Fund (because he has elected not to invest through a Variable Contract), he has a substantial investment in the First Eagle Overseas Fund, a registered investment company that he co-manages. It follows a strategy similar to the Fund, and presently there is substantial overlap between the holdings of the First Eagle Overseas Variable Fund and the First Eagle Overseas Fund.

In addition to the First Eagle Variable Fund and First Eagle Funds, Mr. Deshpande manages, co-manages or serves as associate portfolio manager for 5 other pooled investment vehicles, totaling $1,047.4 million, and 5 other managed accounts, totaling $305.8 million (5 of the pooled vehicles, totaling $1,047.4 million, represent assets for which the advisory fees are based in part on the performance of the accounts).

Each of Messrs. McLennan's and Deshpande's respective compensation plans consists of salary, a performance bonus and participation in a company-funded retirement plan, with the performance bonus representing an important portion of total compensation. Each of their respective bonuses is awarded in the firm's discretion, subject to agreed minimum amounts, and will reflect the investment performance of the Fund and any other account managed by him, the financial results of the firm as a whole, and his contributions to the firm both as an individual and as a member of the firm's Global Value investment team. There are no pre-determined performance or other benchmarks for these bonuses. In addition to these bonuses, Mr. McLennan is entitled to receive certain payments based on the investment returns of the First Eagle Global Fund (a portfolio of the First Eagle Funds) and an employee forgivable loan. Mr. McLennan also received reimbursement for certain relocation and personal expenses.

Additionally, each of Messrs. Eveillard, McLennan and Deshpande receive profit interests, which make them eligible, subject to customary vesting arrangements, for a share of the profits of the Adviser. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by the particular portfolio manager.

2.  Remove the section under the heading "Conflicts of Interest" on pages 20 and 21 of the Statement of Additional Information and replace it as follows.

Conflicts of Interest

Personnel of the Adviser (including the Fund's portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that may utilize an investment program that is substantially similar to that of a fund managed by such person. In addition, the Adviser currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, the Adviser's investment management activities may present conflicts between the interests of the Fund and those of the Adviser and potentially among the interests of various accounts managed by the Adviser principally with respect to allocation of investment opportunities among similar strategies. Although the Adviser has adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for various special considerations, including an account's tax position, cash management requirements, concentration tolerance or minimum investment size policies.

Conflicts of interest also may be presented by each of Messrs. Eveillard, McLennan and Deshpande maintaining his personal investments in some of the accounts managed by him (such as First Eagle Global Fund and First Eagle Overseas Fund, each a "retail" rather than "variable insurance" mutual fund operating under the First Eagle Funds name) but not in others (such as the Fund). These arrangements may present an incentive for a portfolio manager to favor one account at the expense of another. However, as an associated person of the Adviser, Messrs. Eveillard, McLennan and Deshpande are subject at all times to the high ethical conduct standards imposed by the Adviser's code of ethics and the Investment Advisers Act of 1940. The Adviser believes, moreover, that the similarities in investment strategy between the Fund and the First Eagle Overseas Fund (as well as the international portion of First Eagle Global Fund's portfolio) — together with the allocation procedures described in the preceding paragraph — mitigate these conflicts.

Conflicts also may be presented by Messrs. Eveillard's, McLennan's and Deshpande's portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance. In addition, Mr. McLennan's receipt of certain payments based solely on the investment returns of the First Eagle Global Fund may present a conflict of interest in balancing his roles as portfolio manager of both that fund and the First Eagle Overseas Variable Fund. Also, these payments to Mr. McLennan are ordinary income for him for U.S. federal income tax purposes and are not adjusted to reflect the "tax character" of the First Eagle Global Fund's investment performance, so that the payments do not directly align with the investment experience of a taxable investor in that fund.

****

The information in this Supplement modifies the First Eagle Variable Funds' Statement of Additional Information dated April 30, 2008. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Statement of Additional Information entitled "Investment Objective, Policies and Restrictions," "Investment Advisory and Other Services" and "Management of the Trust".